                                                           EXHIBIT 99.2

                                 PROMISSORY NOTE
                               (Primary FMRI Note)

$30,600,000.00                                         North Chicago, Illinois
Revision 1
                                                       Date: April 14, 2005

                  FOR VALUE RECEIVED and IN ACCORDANCE WITH the SECOND AMENDED
JOINT REORGANIZATION PLAN OF FANSTEEL, INC. AND SUBSIDIARIES, dated December 23,
2003, under Chapter 11 of the Bankruptcy Code (as amended, modified or supplemented from time to time, the "Reorganization Plan"), the undersigned,
FANSTEEL INC., a Delaware corporation ("Fansteel"), HEREBY PROMISES TO PAY to the order of FMRI, INC., a Delaware corporation ("FMRI"), the principal sum of
THIRTY MILLION SIX HUNDRED THOUSAND DOLLARS ($30,600,000.00) on or before
December 31, 2013 (the "Maturity Date") in accordance with the payment schedule set forth below.

                  Definitions:

                  "Additional Mandatory Prepayment" means a payment made from time to time by Fansteel to FMRI comprised of Net Insurance Proceeds recovered by Fansteel with respect to the Muskogee Facility claims and/or Asset Sale
Proceeds. No Additional Mandatory Prepayment shall be counted in computing the
$4,000,000.00 limit of the Annual Mandatory Prepayment.

                  "Amended Decommissioning Plan" shall have the meaning ascribed for such term in the Reorganization Plan.

                  "Annual Mandatory Prepayment" means an annual payment to be made within 100 days of Fansteel's fiscal year-end, in an amount equal to 50% of
Excess Available Cash, up to a maximum of $4,000,000.00, provided however, that if in any given fiscal year (A) the sum of the two Minimum Semi-Annual Payments and 50% of Excess Available Cash is less than (B) the budgeted amount for the current-year's remediation costs, then, additionally, up to 50% of the prior fiscal year-end cash balance shall be paid to FMRI, as and to the extent permissible under applicable law, so that FMRI shall have been reimbursed in full by Fansteel for the current year's remediation costs.

                  "Asset Sale Proceeds" means, with respect to any Asset sale by
Fansteel and its subsidiaries, including Wellman, outside of the ordinary course of business, 50% of the first $2,000,000.00 of sale proceeds, 35% of the next
$3,000,000.00 of sale proceeds, and 25% of all sale proceeds in excess of
$5,000,000.00, in each case net of (i) all transaction costs and (ii) all amounts, if any, due to Fansteel's secured creditors as a result of such sale(s); provided however, that Asset Sale Proceeds for purposes of this Note does not include the Old Fansteel Divestiture Asset Sale Proceeds.

                  "Asset(s)" means any and all real or personal property of any nature, including, without limitation, any real estate, buildings, structures, improvements, privileges, rights, easements, leases, subleases, licenses, goods, materials, supplies, furniture, fixtures, equipment, work in process, accounts, chattel paper, cash, deposit accounts, reserves, deposits, contractual rights, intellectual property rights, claims, causes of action and any other general intangibles of Fansteel, as the case may be, of any nature whatsoever.

                  "Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as codified in title 11 of the United States Code, 11 U.S.C. ss.ss. 101-1330, as
now in effect or hereafter amended, and as applicable to the Fansteel Chapter 11
Case.

                  "Bankruptcy Court" means the United States District Court for the District of Delaware, or such other court as may have jurisdiction over the
Reorganization Plan.

                  "Cash" means cash and cash equivalents, including, but not limited to, wire transfers, bank deposits, checks and legal tender of the United
States.

                  "Decommissioning Trust" means all cash on deposit with the
Bank of Waukegan, Waukegan, Illinois, pursuant to the Standby Trust Agreement dated February 3, 1994, as amended, and reissued as the Decommissioning Trust
Agreement, effective as of January 23, 2004, by and between FMRI and the Bank of
Waukegan, as trustee under Trust No. 2740, as amended and modified. The Trust shall include two subaccounts: Subaccount 1, which shall provide for borrowing under Paragraph 5 of this Note, provided, that such borrowing shall not exceed
Two Million Dollars ($2,000,000); and Subaccount 2, which shall provide for borrowing only during Phase I of the Amended Decommissioning Plan and the NRC
License, provided, that such borrowing shall not exceed Two Million Five Hundred
Thousand Dollars ($2,500,000).

                  "Excess Available Cash" means an amount to be determined by
Fansteel within 90 days of each Fansteel fiscal year-end and to be certified by
Fansteel's independent auditors, such amount to be equal to (A) the difference in dollars between the fiscal year-end cash balance of Fansteel and the previous fiscal year-end cash balance of Fansteel, less (B) the sum of (i) the net increase in borrowings, if any, in dollars by Fansteel against its credit lines,
(ii) the Remaining Asset Sale Proceeds, if any, and (iii) capital expenditures of Fansteel, provided, that if such capital expenditures exceed 5% of consolidated sales in any given fiscal year, the amount in dollars equal to the excess of such capital expenditures over 5% of consolidated sales shall be added back to the fiscal year-end cash balance for the purpose of determining "Excess
Available Cash."

                  "Exit Facility" means the new senior secured credit facility, in an aggregate principal amount of $10,000,000.00, between Fansteel and
Wellman, as borrowers, and Congress Financial Corporation (Central), as lender, dated the date hereof.

                  "Exit Muskogee Note Funding" means the funding, if any,
provided to Fansteel pursuant to the Exit Facility that is specifically designated as funding for the obligations of Fansteel under this Note.

                  "Fansteel" has the meaning set forth in the preamble hereto.

                  "FMRI" has the meaning set forth in the preamble hereto.

                  "L/C Cash Reserve" means all Cash on deposit with the Bank of
Waukegan, Waukegan, Illinois, pursuant to the Standby Trust Agreement dated
February 3, 1994, as amended, by and between Fansteel and the Bank of Waukegan as trustee under Trust No. 2740.

                  "Maturity Date" has the meaning set forth in the preamble
hereto.

                  "Minimum Semi-Annual Payment" means a payment in the amount of
$700,000.00, except that the first semi-annual payment shall be a payment in the amount of $450,000.00, the difference between $700,000.00 and the $250,000.00 payment made by Fansteel on the date hereof.

                  "Muskogee Facility" means Old Fansteel's site located at
Number Ten Tantalum Place, Muskogee, Oklahoma.

                  "Net Insurance Proceeds" means the amount of insurance
proceeds received by Fansteel and/or any of its subsidiaries with respect to any and all claims made by Fansteel and/or any subsidiary for insurance coverage in respect of the Muskogee Facility net of Fansteel's costs related to the litigation and/or settlement of such claims.

                  "NRC" means the United States Nuclear Regulatory Commission.

                  "NRC License" shall have the meaning ascribed for such term in the Reorganization Plan.

                  "Old Fansteel" means Fansteel Inc., a Delaware Corporation, as it existed prior to the Effective Date (as defined in the Reorganization Plan)
of the Reorganization Plan.

                  "Old Fansteel Divestiture Asset Purchase Agreements" means (i)
the asset purchase agreement dated as of September 2, 2003, by and among Old
Fansteel, as seller, and Phoenix Aerospace Corporation, Hydro Carbide, Inc. and
California Drop Forge, Inc., each a Delaware corporation, and HBD Industries,
Inc., as guarantor, and (ii) the asset purchase agreement dated as of October 1,
2003 by and among Old Fansteel, as seller and Plantsville Acquisition, LLC, a
Connecticut limited liability company, each agreement governing the terms and conditions of the Old Fansteel Divestiture Asset Sale.

                  "Old Fansteel Divestiture Asset Sale" means the sale by
Fansteel of (i) substantially all of the assets of Old Fansteel's Hydro Carbide and California Drop Forge operating divisions, (ii) any and all assets of Old
Fansteel's Plantsville Division, and (iii) the equipment and inventory of Old
Fansteel's Lexington Facility, pursuant

to the Old Fansteel Divestiture Asset Purchase Agreements and/or any other agreement(s) approved by the Bankruptcy Court.

                  "Old Fansteel Divestiture Asset Sale Proceeds" means the net proceeds of the Old Fansteel Divestiture Asset Sale.

                  "Remaining Asset Sale Proceeds" means, with respect to any
Asset sale by Fansteel outside of the ordinary course of business, 50% of the first $2,000,000.00 of sale proceeds, 65% of the next $3,000,000.00 of sale proceeds, and 75% of all sale proceeds in excess of $5,000,000.00, in each case net of (i) all transaction costs and (ii) all amounts, if any, due to Fansteel's secured creditors as a result of such sale(s); provided however, that Remaining
Asset Sale Proceeds for purposes of this Note does not include any Old Fansteel
Divestiture Asset Sale Proceeds.

                  "Reorganization Plan" has the meaning set forth in the
preamble hereto.

                  "Wellman" means Wellman Dynamics, Corp., a Delaware
corporation.

                  The principal of this Note shall be paid as follows:

                  Principal shall be paid in (i) an initial payment of
$250,000.00 on the date hereof, (ii) a second payment of $450,000.00 on or before June 30, 2004, (iii) consecutive installments of the Minimum Semi-Annual
Payment commencing on December 31, 2004 and continuing thereafter on the last day of each second and fourth calendar quarter, (iv) an Annual Mandatory
Prepayment, (v) Additional Mandatory Prepayments from time to time as required pursuant to the covenants set forth in this Note and (vi) on the Maturity Date, in the event that the principal has not been repaid in full prior thereto, the final installment shall be a payment equal to the amount necessary to repay in full the outstanding principal balance hereof.

                  All payments made to FMRI on account of principal hereof shall be noted by FMRI on the schedule that is attached hereto and hereby made a part hereof; provided, however, that any error or omission by FMRI in this regard shall not affect the obligation of Fansteel to pay the full amount of the principal due to FMRI.

                  If any amount payable hereunder shall be due on a day on which banks are required or authorized to close in Chicago (any other day being a
"Business Day"), such payment may be made on the next succeeding Business Day.

                  Principal is payable in lawful money of the United States and in immediately available funds at the offices of FMRI, Number Ten Tantalum
Place, Muskogee, Oklahoma 74403, Attention: A. Fred Dohmann, Chief Executive
Officer & President, or at such other place as FMRI shall designate in writing to Fansteel.

                  Fansteel may, at its option, prepay this Note, in whole at any time or in part from time to time, without penalty or premium.

                  Fansteel hereby agrees that during the term of this Note:

                           1. Fansteel shall pay to FMRI any Exit Muskogee Note
Funding that Fansteel receives; such Exit Muskogee Note Funding shall reduce the principal amount due pursuant to this Note;

                           2. All Net Insurance Proceeds, if any, received by
Fansteel shall be paid to FMRI within 30 days of receipt; provided that FMRI shall use any Net Insurance Proceeds that it receives to repay its borrowings, if any, from the Decommissioning Trust (such repayment of borrowings to the
Decommissioning Trust shall not reduce the outstanding principal amount of this
Note), and such repayments shall be made first to repay all borrowing from
Subaccount 2 of the Trust before any repayment is made to Subaccount 1 of the
Trust; and provided further that FMRI shall deem any Net Insurance Proceeds that it receives in excess of any repayment of borrowings to the Decommissioning
Trust as Additional Mandatory Prepayment(s) (such Additional Mandatory
Prepayment(s) shall reduce the outstanding principal amount of this Note);

                           3. All Asset Sale Proceeds, if any, received by
Fansteel and/ or any of its subsidiaries shall be paid to FMRI within 30 days of receipt; provided that FMRI shall use any Asset Sale Proceeds that it receives to repay its borrowings, if any, from the Decommissioning Trust (such repayment of borrowings to the Decommissioning Trust shall not reduce the outstanding principal amount of this Note), and such repayments shall be made first to repay all borrowing from Subaccount 2 of the Trust before any repayment is made to
Subaccount 1 of the Trust; and provided further that FMRI shall deem any Asset
Sale Proceeds that it receives in excess of any repayment of borrowings to the
Decommissioning Trust as Additional Mandatory Prepayment(s) (such Additional
Mandatory Prepayment(s) shall reduce the outstanding principal amount of this
Note);

                           4. All Excess Available Cash, if any, held by
Fansteel and/ or any of its subsidiaries shall be paid to FMRI within 10 days of the determination of such Excess Available Cash pursuant to its definition above; provided that FMRI shall use any Excess Available Cash that it receives to repay its borrowings, if any, from the Decommissioning Trust (such repayment of borrowings to the Decommissioning Trust shall not reduce the outstanding principal amount of this Note), and such repayments shall be made first to repay all borrowing from Subaccount 2 of the Trust before any repayment is made to
Subaccount 1 of the Trust; and provided further that

FMRI shall deem any Excess Available Cash that it receives in excess of any repayment of borrowings to the Decommissioning Trust as Additional Mandatory
Prepayment(s) (such Additional Mandatory Prepayment(s) shall reduce the outstanding principal amount of this Note); and

                           5. Fansteel shall not pay a dividend to any
shareholder.

                  If any of the following shall occur (each a "Default"): (a)
Fansteel shall fail to pay any principal of this Note when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise);
provided that Fansteel's failure to pay any principal of this Note when due shall not be deemed a Default if FMRI shall be able to borrow such principal amount due from from Subaccount 1 of the Decommissioning Trust (the outstanding borrowings by FMRI from Subaccount 1 of the Decommissioning Trust in the aggregate at any one time not to exceed the Permitted Withdrawal Amount
($2,000,000)); provided further for purposes of clarification, Fansteel's failure to pay any Net Insurance Proceeds or Asset Sale Proceeds or Excess
Available Cash to FMRI as required pursuant to this Note shall be a Default; or
(b) Fansteel shall fail to perform or observe any material covenant contained in this Note, and such failure shall remain unremedied for five days after written notice thereof shall have been given to Fansteel by FMRI; or (c) Fansteel shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or (d) any proceeding shall be instituted by or against Fansteel seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for Fansteel or for any substantial part of its property, or Fansteel shall take any action to authorize or effect any of the actions set forth above in this clause (d); or (e) any provision of this Note or any other related document shall at any time for any reason be declared to be null and void by a court of competent jurisdiction, or the validity or enforceability thereof shall be contested by Fansteel, or a proceeding shall be commenced by Fansteel seeking to establish the invalidity or unenforceability thereof, or Fansteel shall deny that it has any liability or obligation hereunder or thereunder;

                  then FMRI may (i) declare the outstanding principal amount of this Note to be immediately due and payable, whereupon the outstanding principal amount of this Note shall become and shall be forthwith due and payable, without diligence, presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and (ii) exercise any and all of its other rights under applicable law, hereunder.

                  All payments made by Fansteel hereunder will be made without setoff, counterclaim or other defense. All such payments shall be made free and clear of and without deduction for any present or future income, stamp or other taxes, levies, imposts, deductions, charges, fees, withholding, restrictions or conditions of any nature now or hereafter imposed, levied, collected, withheld or assessed by any jurisdiction or by any political subdivision or taxing authority thereof or therein, and all interest, penalties or similar liabilities, excluding taxes on the overall net income of FMRI (such non-excluded taxes are hereinafter collectively referred to as the "Taxes"). If
Fansteel shall be required by law to deduct or to withhold any Taxes from or in respect of any amount payable hereunder, (i) the amount so payable shall be increased to the extent necessary so that after making all required deductions and withholdings (including Taxes on amounts payable to FMRI pursuant to this sentence) FMRI receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) Fansteel shall make such deductions or withholdings and (iii) Fansteel shall pay the full amount deducted or withheld to the relevant taxation authority in accordance with applicable law. Whenever any Tax is payable by Fansteel, as promptly as possible thereafter
Fansteel shall send FMRI an official receipt showing payment. In addition,
Fansteel agrees to pay any present or future taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, performance, recordation or filing of, or otherwise with respect to, this Note
(hereinafter referred to as "Other Taxes"). Fansteel will indemnify FMRI for the full amount of Taxes or Other Taxes (including, any Taxes or Other Taxes on amounts payable to FMRI under this paragraph) paid by FMRI and any liability
(including penalties, interest and expenses) arising therefrom or with respect thereto, upon written demand by FMRI therefor.

                  Fansteel agrees that all notices or other communications
provided for hereunder shall be in writing (including telecommunications) and shall be mailed, telecopied or delivered to Fansteel at the address of Fansteel set forth next to its signature, or at such other address as may hereafter be specified by Fansteel to FMRI (at its address set forth herein) in writing. All notices and communications shall be effective (i) if mailed, when received or three days after mailing, whichever is earlier, (ii) if telecopied, when transmitted and confirmation is received, if transmitted on a Business Day and, if not, on the next Business Day, and (iii) if delivered, upon delivery, if delivered on a Business Day and, if not, on the next Business Day.

                  Fansteel agrees that the NRC, pursuant to the Pledge
Agreement, dated the date hereof, by FMRI in favor of the NRC, shall be a third-party beneficiary of this Note.

                  No failure on the part of FMRI or the NRC, as the case may be, to exercise, and no delay in exercising, any right, power, privilege or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof by FMRI or the NRC, as the case may be, preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy of FMRI. No amendment or waiver of any provision of this Note, nor consent to any departure by Fansteel therefrom, shall in any event be effective unless the same shall be in writing and signed by FMRI or the NRC, as the case may be, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  Fansteel hereby agrees to pay on demand all costs and expenses
(including, without limitation, all reasonable fees and expenses of counsel to
FMRI) incurred by FMRI in connection with (i) the preparation, execution, delivery, administration and amendment of this Note and the other Documents, and
(iii) the enforcement of the rights of FMRI and/or the NRC, as the case may be, and the collection of all amounts due, hereunder.

                  Fansteel hereby (i) irrevocably submits to the jurisdiction of the United States Bankruptcy Court for the District of Delaware or any Illinois
State or Federal court sitting in Chicago in any action or proceeding arising out of or relating to this Note, (ii) waives any defense based on doctrines of venue or forum non conveniens, or similar rules or doctrines, and (iii)
irrevocably agrees that all claims in respect of such an action or proceeding may be heard and determined in the United States Bankruptcy Court for the
District of Delaware or such Illinois State or Federal court. Fansteel would (by its acceptance hereof) waive any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Note.

                  This Note shall be governed by, and construed in accordance with, the laws of the State of Illinois.

                            FANSTEEL INC.

                            By: /s/ R. Michael McEntee
                                ----------------------------
                            Name: R. Michael McEntee
                            Title:  Vive President & CFO
                            Address: One Tantalum Place
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                                     North Chicago Il 60064
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                            Attention
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                            Telephone:  847-689-4900
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                            Telex: N/A
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                            Telecopier: 847-689-0307
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